SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

American Independence Absolute Return Bull Bear Bond Fund

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.aifunds.com

September 19, 2012

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of the American Independence Absolute Return Bull Bear Bond Fund, a separate investment series of the Trust (the “Fund”), to be held at 10:00 a.m. (Eastern time) on October 30, 2012, at the Trust’s offices located at 230 Park Avenue, Suite 534, New York, NY  10169. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a change in the Fund’s objective from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation”; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

1

American Independence Funds Trust

American Independence Absolute Return Bull Bear Bond Fund
(the “Fund”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 230 Park Avenue, Suite 534, New York, NY  10169, on October 30, 2012, at 10:00 a.m. (Eastern time) for the following purposes:

1.      To approve a change in the Fund’s objective from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation”; and

2.      To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved Proposal 1 noted above and recommends that shareholders vote “FOR” the proposal. The matter referred to above is discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on September 6, 2012, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

2

American Independence Funds Trust

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 30, 2012

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) with respect to the American Independence Absolute Return Bull Bear Bond Fund, (the “Fund”), for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on October 30, 2012, at the Trust’s offices at 230 Park Avenue, Suite 534, New York, NY  10169, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”).

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to the Proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about September 24, 2012. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUND”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of the Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than the proposal set forth in the accompanying Notice and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Fund shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board has fixed the close of business on September 6, 2012, as the record date (the “Record Date”) for determining holders of the Fund shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUND” for record date shares of the Fund.

_____________________

PROPOSAL 1 – Approval of Change in Investment Objective from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation”.

Background

The investment objective of the Absolute Return Bull Bear Bond Fund (the “Fund”) is a fundamental restriction and therefore subject to shareholder approval.  At a Special Board meeting held on September 6, 2012, a proposal was made to, and approved by, the Board of Trustees, including a majority of the Independent Trustees, to present a proxy solicitation to shareholders of the Fund which will change the Fund’s investment objective from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation.”

If shareholders approve the change in investment objective, the Fund's name will be changed to the “American Independence Dynamic Conservative Plus Fund” to better describe the Fund's new focus. In order to achieve the Fund’s investment objective, the Advisor intends to invest primarily in Exchange Traded Funds (“ETFs”) in four major asset classes as described in more detail below under “How does Proposal 1 affect shareholders of the Fund?”.

If the proposal is passed by the shareholders, the changes noted above and as discussed below become effective on November 1, 2012.

The Board is recommending the approval of the change in objective for the Fund.

Why are we interested in changing the investment objective of the Fund?

The Absolute Return Bull Bear Bond Fund was initially designed to reduce risk in fixed income portfolios by use of only U.S. Treasury or Treasury related securities.  It also sought to enhance absolute return through the use of ETFs that added or shortened the duration of the portfolio.

Since the introduction of the Fund, events in the Euro zone, Middle East, and the ongoing political stalemate in the United States with respect to debt and fiscal challenges have, in the opinion of the Advisor, necessitated a re-examination of the optimal tool set and vehicles which are best utilized to manage credit and equity market risk, and the volatility of the global equity and credit markets.  Therefore, American Independence Financial Services, LLC (the “Advisor” or “AIFS”) has undertaken a review of the Fund's investment and marketing methodologies.

AIFS believes that the use of a proprietary “Business Cycle” model and the use of ETFs to efficiently and cost effectively allocate assets to implement the results of this “Business Cycle Model” will assist advisors and shareowners who seek to achieve more predictable and less volatile returns, while reducing correlation with other assets in their portfolios.  The Advisor believes there is sufficient demand for such a product in the mutual fund marketplace, and is willing to continue to waive advisory fees and reimburse expenses while the Fund grows to a point of becoming self-sustaining.

Why are we changing the name of the fund?

We believe the change of name from the Absolute Return Bull Bear Bond Fund to American Independence Dynamic Conservative Plus Fund will better describe the Fund's new focus of long-term capital appreciation and its strategies.

How does Proposal 1 affect shareholders of the Fund?

•   Fees. There will be no change in the advisory fees for the Fund due to the Proposal. The annual advisory fees will remain 0.50% of average net assets. In addition, AIFS continues to be contractually obligated to reimburse the Fund for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets of 1.30% and 1.55% for Institutional Class shares and Class A shares, respectively. The expense limitations are in effect until March 1, 2013.

The Fund will indirectly bear the fees associated with investing in ETFs, otherwise known as “Acquired Fund Fees.” Such risk is further described below.

•   Principal Investment Strategies and Risks. In order to achieve the new Investment Objective, the Advisor will be using new strategies; and therefore, the Fund will be subject to additional risks. Such risks include equity securities related risk, high yield risk, commodity risk, real estate investing risk and foreign investment risk, including emerging market risk. The Fund’s most recent prospectus, dated February 29, 2012, will be updated to reflect the new investment objective, strategies and related risks. The Principal Strategies and Principal Risk sections will be replaced with the following:

Principal Strategies.  The Fund intends to invest at least 80% of its net assets in a universe of approximately eighteen (18) exchange-traded funds (“ETFs”) in four major asset classes: Equity, Fixed Income, Alternatives and Commodities. Each asset class will have the following characteristics:

➢Equity: will include stock securities in the following regions: U.S., Europe, Emerging Markets, and Japan, and Convertible Bonds

➢Fixed Income: will include Corporate Investment Grade debt, High Yield debt and Mortgage-Backed Securities, located in the U.S., Europe and Emerging Markets, with maturities of 5, 10 and 20+ years

➢Alternatives: will include emerging markets’ local currency money markets and U.S. real estate

➢Commodities: will include gold, energy related companies and agricultural related companies

The Dynamic Conservative Plus Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Dynamic Conservative Plus Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes. The portfolio manager may, when consistent with the Fund’s investment objective, buy or sell options or futures (commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Main types of securities the Fund may hold:

➢ETFs

➢Short term money market securities, including cash, money market mutual funds and Treasury Bills

➢Derivative Instruments, including futures and options for bona fide hedging purposes

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below and include risks that the Fund is exposed to by investing in the ETFs within the four asset classes:

ETF Risks.  The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk.  The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk.  There is no assurance the ETFs the Fund may utilize will achieve their objectives. Additionally, since many ETFs are managed to reflect daily price change objectives, there will be a compounding effect if the ETFs are held for longer than one day.

Fund of Funds Structure. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

High Yield Securities.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

Foreign Investing Risk.  The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Real Estate Investment Risk. The risk that the value of the Fund’s shares will be negatively affected by factors specific to the real estate market, including interest rate risk, leverage risk, property risk and management risk.

Derivatives Risk. Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Fixed Income Risk.  There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Management Style Risk.   The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.

Non-Diversified Fund Risk.  The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

In the Fund’s prospectus under “Additional Information About the Fund’s Investment Strategies,” the section on “Strategy” will be replaced with the following:

Strategy.  The Fund seeks to achieve returns of 350 to 600 bps over LIBOR through a dynamic, low-risk global portfolio of bonds, stocks, commodities and alternative investments through the use of ETFs. Rotation through different asset classes is governed by a proprietary business cycle detection model. The optimization method is based on the Black-Litterman Model (a mathematical model developed by Goldman Sachs), which the Adviser believes leads to a well-diversified, stable portfolio. Risk management is achieved through simultaneous forecasted return targets and volatility limits.

•   Repositioning the Portfolio. If the proposal to change the Fund’s investment objective is approved by shareholders, management will immediately reposition the Fund’s portfolio under the new strategies, selling the current holdings and purchasing new holdings. Therefore, the Fund will incur either capital gains or losses in selling the current portfolio, which will result in capital gains distributions, if net gains.  Under the current objective, the strategy included a review of the rate outlook on a monthly basis lending to turnover on a monthly basis, creating capital gains or losses. However, it is anticipated that the new strategy will reposition its portfolio on a weekly basis which could result in an increase in short term capital gains.

•   New Portfolio Manager. The Fund’s new investment objective and corresponding strategies will be managed by Mr. Imanol Laresgoiti, an AIFS portfolio manager whose biographical information is provided below

Imanol Laresgoiti, Portfolio Manager. Mr. Laresgoiti joined AIFS in 2012 as an investment manager for the firm’s Conservative Plus Portfolio Strategy. Mr. Laresgoiti is Founder and Partner of Luz Capital S.C. (“Luz Capital”) located in Mexico City, Mexico, which commenced operations in 2002. With Luz Capital, Mr. Laresgoiti performs several investment related functions including serving as a consultant to Mexican and Latin American financial institutions and portfolio managers, an investment advisor for a financial group in Switzerland as well as for a fund of hedge funds, a member of the investment committee for the third largest mutual fund manager in Mexico, and is a financial advisor to real estate developers. Prior to starting Luz Capital, Mr. Laresgoiti was Founder and Partner for L.O.G. International Corp. in New York, which managed a hedge fund with assets under management of over $155 million. He also worked as Vice President at various companies including Bankers Trust Company, Inverlat International and Casa de Bolsa Inverlat. Mr. Laresgoiti earned a Bachelor of Science in Industrial Engineering from the Universidad Panamericana, Mexico City, Mexico.

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by AIFS.

Vote Required for Proposal 1

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 1.

___________________

ADDITIONAL INFORMATION ABOUT THE FUND

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of the Fund as a whole.  To the knowledge of the Trust’s management, at the close of business on the Record Date, there were no persons owning beneficially more than five percent of the outstanding shares of each Class of the Fund.

Each share of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares owned as of the Record Date.  As of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets

Absolute Return Bull Bear Bond Fund	1,855,200	$17,590,160

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by AIFS, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AIFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment with respect to the Proposal those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to the Proposal those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

The Fund’s Distributor

Matrix Capital Group, Inc., which is located at 420 Lexington Avenue, Suite 601, New York, NY 10170, serves as the Distributor for the Fund pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 230 Park Avenue, Suite 534, New York, NY 10169, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. AIFS also provides the Trust with office space, facilities and business equipment and generally administers the Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund.

AIFS has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Fund pursuant to a Sub-Administration Services Agreement with the Trust.

Affiliated Broker

During the Fund’s most recent fiscal year, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust or AIFS or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

September 19, 2012

PROXY

American Independence Funds Trust

Absolute Return Bull Bear Bond Fund

230 Park Avenue, Suite 534

New York, NY  10169

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

October 30, 2012

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the Absolute Return Bull Bear Bond Fund (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on October 30, 2012, at 230 Park Avenue, Suite 534, New York, NY  10169, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR  ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN

To approve the change in Investment Objective of the Fund from “to maximize investors’ total return through capital appreciation and current income as is consistent with liquidity and safety of principal” to “long term capital appreciation”.

	[ ]	[ ]	[ ]

Proposal 2:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.